                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 6, 2003

                      American Mortgage Acceptance Company
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               (Exact Name of Registrant as Specified in Charter)

                                  Massachusetts
                                  -------------
                 (State or other Jurisdiction of Incorporation)

            0-23972                                     13-6972380
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    (Commission File Number)                (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

          Registrant's telephone number, including area code: (212) 421-5333
                                                               --------------

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(a).     Financial Statements
         --------------------

         not applicable

(b).     Pro Forma Financial Information
         -------------------------------

         not applicable

(c).     Exhibits
         --------

         99.1  Press Release of the Registrant, dated November 6, 2003

Item 12. Results of Operations and Financial Condition

     On November 6, 2003, American Mortgage Acceptance Company ("AMAC" or the "Company") (AMEX: AMC) released a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

     The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition" and not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            American Mortgage Acceptance Company
                            (Registrant)


                            BY: /s/ Stuart J. Boesky
                                --------------------
                                Stuart J. Boesky
                                President & Chief Executive Officer


November 6, 2003